UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  March 30, 2009

MEDICAL DESIGN STUDIOS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-144596	26-0482524
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7231 South Rome Street
Aurora, Colorado	80016
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (303) 956-7197

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Medical Design Studios, Inc.

March 30, 2009

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Medical Design Studios, Inc. (the “Company”) filed a Certificate of Amendment of its Certificate of Incorporation to effect a 1-for-3.5 reverse stock split of the Company’s outstanding shares of Common Stock.  The reverse stock split became effective on March 30, 2009, and the Company’s ticker symbol was changed to “MEDD” on April 3, 2009.  A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein in its entirety by reference.

As a result of the reverse stock split, the Company has 7,142,946 outstanding shares of Common Stock.

Item 9.01.	Financial Statements and Exhibits

(d)            Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of the Certificate of Incorporation filed with the Secretary of State of the State of Nevada effective March 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL DESIGN STUDIOS, INC.

Date: April 3, 2009	By:	/s/ Justin N. Craig
Justin N. Craig
President and Chief Executive Officer